UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2010

BGC Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

ITEM 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

ITEM 8.01.	Other Events.

As previously reported, on April 1, 2008, in connection with the separation of the businesses of BGC Partners, LLC and the merger of BGC Partners, LLC and eSpeed, Inc. (the “merger”), BGC Partners, Inc. (the “Company”) issued an aggregate of 133,860,000 shares of Class A Common Stock and Class B Common Stock of the Company and rights to acquire shares of Class A Common Stock and Class B Common Stock of the Company pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions not involving a public offering. As also previously reported, certain of those rights to acquire were issued in the merger to Cantor Fitzgerald, L.P. (“Cantor”) and now underlie Cantor’s exchangeable limited partnership interests in BGC Holdings, L.P., a majority-owned subsidiary of the Company (“BGC Holdings”). These exchangeable limited partnership interests are exchangeable by Cantor at any time for shares of Class B Common Stock of the Company (or, at Cantor’s option or if there are no additional authorized but unissued shares of Class B Common Stock, shares of Class A Common Stock of the Company) on a one-for-one basis (subject to customary anti-dilution adjustments).

On May 28, 2010, the Company issued 3,500,000 shares of Class A Common Stock of the Company to Cantor upon Cantor’s exchange of 3,500,000 exchangeable limited partnership interests in BGC Holdings, in fulfillment of the rights to acquire such shares issued by the Company to Cantor on April 1, 2008, pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. All of these shares are restricted securities and will become saleable over time, subject to applicable law. This issuance will not change the fully diluted number of shares outstanding.

On June 2, 2010, the Company entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. pursuant to which the Company may offer and sell up to 5,500,000 shares of Class A Common Stock of the Company (subject to a maximum aggregate gross sales price of $100,000,000) from time to time through Cantor Fitzgerald & Co., as the Company’s sales agent under the Sales Agreement. Cantor Fitzgerald & Co. is a wholly owned subsidiary of Cantor and an affiliate of the Company.

Sales of shares of Class A Common Stock under the Sales Agreement may be made in privately negotiated transactions or by any method permitted by law deemed to be an “at-the-market” equity offering as defined in Rule 415 under the Securities Act.

Cantor Fitzgerald & Co. will be entitled to compensation equal to 2.0% of the gross proceeds of any of the shares of Class A Common Stock of the Company that are sold by Cantor Fitzgerald & Co. as the Company’s sales agent under the Sales Agreement.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the Sales Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Controlled Equity OfferingSM Sales Agreement between BGC Partners, Inc. and Cantor Fitzgerald & Co., dated June 2, 2010

5.1	Opinion of Stephen M. Merkel

23.1	Consent of Stephen M. Merkel (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

BGC PARTNERS, INC.

Date: June 2, 2010	By:	/s/ HOWARD W. LUTNICK
	Name:	Howard W. Lutnick
	Title:	Chairman and Chief Executive Officer

[Signature Page to Form 8-K dated June 2, 2010 with respect to the issuance of shares of Class A Common Stock pursuant to an exchange of exchangeable limited partnership interests in BGC Holdings, L.P., the Sales Agreement between the Company and Cantor Fitzgerald & Co. and the Exhibit 5.1 opinion.]